           PROPOSAL FOR RECORDING, DUPLICATION AND SALES OF AUDIO CASSETTE
                                   TAPES


Pacific MultiMedia, Inc. ("Pacific") agrees to:

1. Provide all necessary engineering staff and recording equipment necessary to professionally record and duplicate on-site all specified speakers and sessions.
2. Provide all necessary staff and materials for the on site sales and marketing of audio cassette tapes of the recorded material.
3. Accept all major credit cards for tape purchases and process all credit card charges.
4. Ship via UPS or U.S.P.S. any order placed (and not delivered on site) and orders received through the mail within 14 days of receiving orders.
5. Provide printed order forms to be available to all conference attendees to purchase tapes.
6. Provide all cassette tape purchasers with a limited warranty to replace any defective or damaged tapes free of charge for a period of one (1) year after the date of purchase.
7. Provide to the Conference Coordinator one (1) complete set of all recorded material at no cost.
8. Provide to the conference coordinator a complete accounting for all merchandise sold on site.
9. Provide all the above services at a cost of $________ per cassette after $________ in tape sales is reached.
10. Provide shipping and handling services including mailer and postage for the following amounts:

         1 -5 cassettes                                         $________
         6 Tape Set                                             $________
         12 Tape Set                                            $________
         Complete Set                                           $________

11. Ship via UPS collect any orders that were placed during the meeting and not picked up by the conclusion of the event.

If the above terms are accepted, [client] will agree to:

1. Provide an appropriate sales area that includes a minimum of four 8' skirted banquet tables for the sales, duplication, and assembly of tape sets, in a convenient, high traffic location.
2. Be responsible for any charges assessed by the hotel for the recording, sales, and marketing of audio cassettes.
3. Provide/obtain all releases to record and market specified speakers and to advise Pacific if any sessions or speakers are not to be recorded.
4. Provide written or verbal announcements as to the availability of the recorded sessions.
5. Provide a printed order form as to the availability of all recorded sessions in at least one publication after the conference. (Pacific will provide art work upon release).
6. Guarantee the sale of 125 tapes in any combination of single tapes or sets or pay the difference not to exceed $__________.


For [client]




---------------------------                 ------------------------
Authorized Signature                        Date


For Pacific MultiMedia, Inc.



---------------------------                 ------------------------
Authorized Signature                             Date

                                     RELEASE FORM
                                     ------------

______________________________(speaker's name) agrees to allow the

______________________________________ (association's name) or its designated agent, ______________________ to record, reproduce, and market audio/video tapes of the __________________ (date) conference/seminar, to be held in

____________________________________________________________(location).

The _________________________(association) and its designated agent,

__________________ will retain the sole rights to distribute or otherwise make available through various marketing methods, the audio/video tapes of the above mentioned conference/seminar.

This release pertains only to the specific presentations given at the
________________________
(association name) annual conference/seminar held in _____________________

(location) on
_________________________ (date).



_______________________________             ______________
Speaker's Signature                              Date